Fair Value (Notes)	6 Months Ended
Jun. 30, 2013
Fair Value Disclosures [Abstract]
Fair Value [Text Block]
FAIR VALUE
Fair value is the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. To measure fair value, we use a three-tier valuation hierarchy based upon observable and non-observable inputs:

•	Level 1: Observable inputs such as quoted prices in active markets for identical assets or liabilities;

•
Level 2: Inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly; these include quoted prices for similar assets or liabilities in active markets and quoted prices for identical or similar assets or liabilities in markets that are not active; or

•	Level 3: Unobservable inputs that reflect the reporting entity’s own assumptions.
The factors or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Assets and Liabilities Measured and Reported at Fair Value on a Recurring Basis
The following table presents our financial assets and (liabilities) that are measured and reported at fair value in our Consolidated Balance Sheets on a recurring basis, by level within the fair value hierarchy (in thousands):

Fair Value at June 30, 2013	Level 1	Level 2	Level 3
Money market demand accounts and investment grade fixed income securities	$88,853	$—	$—
Short term investments	$—	$10,000	$—
Fair Value at December 31, 2012	Level 1	Level 2	Level 3
Money market demand accounts and investment grade fixed income securities	$60,425	$—	$—

Money Market Demand Accounts and Investment Grade Fixed Income Securities
We determine fair value for our money market demand accounts and investment grade fixed income securities based on quoted market prices. The fair value of these assets is included in cash and cash equivalents on our Consolidated Balance Sheets.
Short Term Investments
Our short term investments are composed of variable rate demand notes and are measured using Level 2 inputs for which quoted prices may not be available on active exchanges for identical instruments. Their fair value is principally based on market values determined by management with assistance of a third party pricing service. Since quoted prices in active markets for identical assets are not available, these prices are determined by the pricing service using observable market information such as quotes from less active markets and/or quoted prices of securities with similar characteristics, among other factors.
There were no changes to our valuation techniques in 2013.
Assets and Liabilities Measured and Reported at Fair Value on a Nonrecurring Basis
We recognize or disclose the fair value of certain assets such as notes receivable and non-financial assets, primarily long-lived assets, goodwill, intangible assets and certain other assets in connection with impairment evaluations. All of our nonrecurring valuations use significant unobservable inputs and therefore fall under Level 3 of the fair value hierarchy.
Trademarks License
During the first quarter of 2012, Redbox granted the Joint Venture a limited, non-exclusive, non-transferable, royalty-free right and license to use certain Redbox trademarks. We estimated the fair value of the trademarks to be approximately $30.0 million as of the date of grant based on the relief-from-royalty method. We estimated the preliminary fair value using the information available on the grant date, which consisted of the expected future discounted and tax-effected cash flows attributable to the projected gross revenue stream of the Joint Venture, estimated market royalty rates of approximately 1.5%, as well as a discount rate of approximately 45.0%, which reflected our view of the risks and uncertainties associated with an early development stage entity. See Note 9: Equity Method Investments and Related Party Transactions.
Notes Receivable
On June 9, 2011, we completed the sale transaction of the Money Transfer Business to Sigue Corporation (“Sigue”). We received $19.5 million in cash and a note receivable of $29.5 million (the “Sigue Note”). In December 2011, as part of the sale transaction, we were required to provide Sigue with an additional loan of $4.0 million under terms consistent with the Sigue Note. We estimated the fair value of the Sigue Note based on the future note payments discounted at a market rate for similar risk profile companies, approximately 18.0%, which reflected our best estimate of default risk, and was not an exit price based measure of fair value or the stated value on the face of the Sigue Note. We evaluate the Sigue Note for collectability on a quarterly basis. Based on our evaluation at June 30, 2013, an allowance for credit losses was not established. We recognized interest income on the Sigue Note on an accrual basis based on the imputed interest rate unless it is determined that collection of all principal and interest is unlikely. As of June 30, 2013, the carrying value of the Sigue Note of $26.6 million approximated its estimated fair value and was reported within notes receivable in our Consolidated Balance Sheets.
Fair Value of Other Financial Instruments
The carrying value of our term loan approximates its fair value and falls under Level 2 of the fair value hierarchy.
We estimate the fair value of our convertible debt outstanding using a market rate of approximately 6.0% and 4.5% for similar high-yield debt at June 30, 2013, and December 31, 2012, respectively. The estimated fair value of our convertible debt was approximately $52.8 million and $183.7 million at June 30, 2013, and December 31, 2012, respectively, and was determined based on its stated terms, maturing on September 1, 2014, and an annual interest rate of 4.0%. The fair value estimate of our convertible debt falls under Level 3 of the fair value hierarchy. We have reported the carrying value of our convertible debt, face value less the unamortized debt discount, in our Consolidated Balance Sheets.
We estimated the fair value of our senior unsecured notes outstanding using a market rate of approximately 6.0% for similar high-yield debt at June 30, 2013. The estimated fair value of our senior unsecured notes was approximately $350.0 million at June 30, 2013, and was determined based on their stated terms, maturing on March 15, 2019, and an annual interest rate of 6.0%. The fair value estimate of our senior unsecured notes falls under Level 3 of the fair value hierarchy. We have reported the carrying value of our senior unsecured notes, issued at par, in our Consolidated Balance Sheets.